SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2004

US UNWIRED INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-22003	72-1457316
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

901 Lakeshore Drive Lake Charles, Louisiana	70601
(Address of principal executive offices)	(Zip Code)

(337) 436-9000

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 5. Other Events

US Unwired Inc. is filing this Current Report on Form 8-K to file as Exhibit 99.1 its press release dated May 12, 2004, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release of US Unwired Inc. dated May 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US UNWIRED INC. (Registrant)

Date: May 13, 2004	By:	/s/ Thomas G. Henning
Thomas G. Henning Secretary and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of US Unwired Inc. dated May 12, 2004